SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 19, 2015

Date of Report (Date of earliest event reported)

__________________________________

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Registrant issued a press release on November 19, 2015 announcing the declaration of a cash dividend of $0.04 per common share payable on December 30, 2015, to shareholders of record as of December  15, 2015.  The full text of the press release is filed as Exhibit 99.1 with this current report on Form 8-K and is hereby incorporated by reference in response to this item.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release issued by the Registrant on November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date:  November 19, 2015

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press release issued by the Registrant on November 19, 2015.